FEDERAL INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
NGSP
EBP, Tax Status [Line Items]
FEDERAL INCOME TAX STATUS	FEDERAL INCOME TAX STATUS
The Plan obtained its latest determination letter dated August 31, 2021, in which the IRS determined that the Plan’s terms at the time of the determination letter application were in compliance with applicable sections of the Code and, therefore, is exempt from taxation. In December 2016, the IRS began publishing a Required Amendments List for individually designed plans which specifies changes in qualification requirements. The list is published annually and requires plans to be amended for each item on the list, as applicable, to retain its tax-exempt status. Management believes the Plan and related trust are currently designed, have been amended, and are being operated in compliance with the applicable requirements of the Code. Therefore, no provision for income taxes has been included in the Plan’s financial statements.